UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

RASER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32661

DELAWARE	87-0638510
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5152 North Edgewood Drive, Suite 200
Provo, Utah 84604
(Address of principal executive offices, including zip code)

(801) 765-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As disclosed in its Current Report on Form 8-K, filed on May 3, 2011, on April 29, 2011, Raser Technologies, Inc. (the “Company”), and its wholly-owned subsidiaries, filed voluntary petitions (In re: Raser Technologies, Inc., et. al, Debtors, Case No. 11-11315 (KJC) for reorganization (the “Chapter 11 Case”) under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On May 19, 2011, the Debtors filed their initial operating report for the period from April 29, 2011 to May 13, 2011 (the “Initial Operating Report”) with the Bankruptcy Court. The Initial Operating Report is attached as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not prepared in accordance with Generally Accepted Accounting Principles in the United States, has not been audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter than or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934 (the “Securities Exchange Act”), and such information may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Securities Exchange Act. Information set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. One can identify these forward-looking statements by the use of words such as “projects,” “expect,” “estimated,” “working toward,” “going forward,” “continuing,” “planning,” “returning,” “possibility,” “opportunity,” “guidance,” “goal,” “will,” “may,” “intend,” “anticipates,” and other words of similar meaning. One can also identify them by the fact that they do not relate strictly to historical or current facts.

These statements are subject to risks and uncertainties that could cause actual results and plans to differ materially from those included in the Company’s forward-looking statements. Although it is not possible to predict or identify all such factors, they may include the risks discussed in “Item 1A. — Risk Factors” contained in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2010 filed by the Company with the Securities and Exchange Commission on April 15, 2011, which are incorporated herein by reference.

In the event that the risks and uncertainties disclosed or referred to in this report or discussed in the Company’s other public statements cause the results of the Company to differ materially from those expressed in its forward-looking statements, the Company’s business, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected. The Company does not undertake any obligation to update forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Report for the period from April 29, 2011 to May 13, 2011, filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2011	Raser Technologies, Inc.

	By:	/s/ Nicholas Goodman
Name: Nicholas Goodman
Title: CEO